                                  CORE, INC.




                            1997 STOCK OPTION PLAN











                                                       SEPTEMBER 1997

                                  CORE, INC.
                            1997 STOCK OPTION PLAN


     1. Purpose of the Plan. CORE, INC., a Massachusetts corporation ("the
        -------------------
Company") wishes to advance its interests by encouraging and enabling eligible employees of the Company (including the Company's subsidiaries) and other persons affiliated with the Company to acquire stock in the Company, and believes that the granting of stock options, including both "Incentive Stock Options" and "non-ISOs" will stimulate the efforts of such persons, strengthen their desire to remain with the Company, provide them with a more direct interest in its welfare and assure a closer identification between them and the Company. In order to provide for the granting of stock options over a longer period of time, the Company has adopted this 1997 Stock Option Plan in furtherance of its objectives with respect to its employees and other persons affiliated with the Company. As used herein, an "Incentive Stock Option" shall mean an option described in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"); and, a "non-ISO" shall mean an option (i) in which the fair market value of the stock which may be acquired upon exercise of such option exceeds the limitation for Incentive Stock Options set forth in Section 6 hereof, (ii) which for some other reason does not satisfy the requirements of the Code applicable to Incentive Stock Options; or (iii) contains terms that provide that it will not be treated as an Incentive Stock Option. As used herein, "Stock Options" shall include both Incentive Stock Options and non-ISOs.

     2. Amount of Stock Subject to the Plan. The total number of shares of
        -----------------------------------
Common Stock, par value $0.10 per share, of the Company which may be sold pursuant to Stock Options granted under the Plan shall not exceed 600,000 shares. The shares sold under the Plan may be both authorized and unissued shares or issued shares repurchased by the Company. In the event that any Stock Options granted under the Plan shall terminate or expire for any reason without having been exercised in full, the shares not purchased under such Stock Options shall be again available for Stock Options which may be granted pursuant to the Plan.

     3. Administration. The Plan shall be administered by the Board of Directors
        --------------
of the Company (the "Board"). The Board shall have the authority, in its discretion, to grant an

Incentive Stock Option to any eligible employee and a non-ISO to any person. All Stock Options shall be evidenced by written instruments (which need not be uniform). Forms of agreements evidencing ISOs and non-ISOs (which may be revised and amended) are attached as Exhibits to this Plan.

     The Board shall have authority in its discretion to determine the individuals to whom Stock Options shall be granted, the times when they shall receive them, the option price of each Stock Option, the period during which and terms and conditions under which each Stock Option may be exercised, and the number of shares to be subject to each Stock Option.

     The Board shall also have authority to construe the respective Stock Options and the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the terms and provisions not specified in or incorporated with the Plan to be included in the respective Stock Options (which need not be uniform) and to make all other determinations necessary or advisable for administering the Plan. The Board may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Stock Option in the manner and to the extent that it shall deem expedient to carry into effect, and it shall be the sole and final judge of such expediency. All actions or determinations of the Board shall be by majority vote of its members and the determination of the Board on the matters referred to in this section shall be conclusive.

     The Board may delegate any or all of its duties and responsibilities under this Plan to the Compensation Committee of the Board.

     Notwithstanding the foregoing, the Board's authority as set forth in this
Section 3 with respect to matters involving Incentive Stock Options is subject to the express provisions and limitations of this Plan and subject to Section 422 of the Code.

     4. Eligibility. Only employees of the Company (including the Company's
        -----------
subsidiaries) shall be eligible to receive Incentive Stock Option hereunder. A director of the Company who is not also an employee of the Company shall not be eligible to receive Incentive Stock Options hereunder. Employees, directors, consultants and other persons affiliated with the Company are eligible to receive non-ISOs hereunder.

     5. Restrictions on Incentive Stock Options.  An Incentive Stock Option
        ---------------------------------------
shall not be granted to any employee, who, at the time the Incentive Stock Option is granted, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of its parent or subsidiary corporation, provided, however, that the prohibition of granting Incentive Stock Options to employees owning more than ten percent (10%) of the voting power of the Company or its parent or subsidiary corporation shall not apply if at the time such Incentive Stock Option is granted the price of Incentive Stock Option is at least 110% of the fair market value of the stock subject to the Incentive Stock Option and such Incentive Stock Option by its terms is not exercisable after the expiration of five (5) years from the date such Incentive Stock Option is granted. For the purposes of the preceding sentence, an individual is considered to own the stock directly or indirectly by or for his brothers, sisters, spouse, ancestors and lineal descendants.

     Notwithstanding any provisions of this Plan, any Incentive Stock Option granted hereunder shall contain all provisions required to be included in the terms of an Incentive Stock Option under Section 422 of the Code.

     6. Option Prices and Payment.  The purchase price of Common Stock provided
        -------------------------
under each Stock Option granted pursuant to the Plan shall be set by the Board and in the case of Incentive Stock Options shall equal or exceed both the fair market value of the stock on the date of the granting of the Incentive Stock Option, as determined by the Board. The purchase price (plus the amount of any applicable withholding taxes) shall be paid in full upon each exercise of a Stock Option. The Board may, in its discretion, provide that the purchase price of Common Stock provided under either an Incentive Stock Option (granted pursuant to the Plan) or non-ISO may be payable with stock of the Company; provided, however, that in any event the purchase price of the Common Stock provided under each Incentive Stock Option shall equal or exceed the fair market value of the stock on the date of granting of the Incentive Stock Option.

     The proceeds of the sale of stock subject to the Stock Options are to be added to the general funds of the Company and used for its corporate purposes.

     As stated in Section 3, the Board may delegate any or all of its duties and responsibilities to the Compensation Committee.

     7. Period of Incentive Stock Options and Certain Limitations on Rights to
        ----------------------------------------------------------------------
Exercise Incentive Stock Options. Each Incentive Stock Option shall expire no
--------------------------------
later than ten (10) years from the date of grant of the Incentive Stock
Option; provided, however, that except as provided in Sections 9 and 10 hereof, no holder of an Incentive Stock Option may exercise his or her Incentive Stock Option unless at the time of exercise he or she has been continuously in the employ of the Company since the grant of the Incentive Stock Option.

     Incentive Stock Options granted hereunder may also include provisions (which need not be uniform) designed to prevent violations of the Securities Act of 1933, and the rules and regulations thereunder, upon the exercise of an Incentive Stock Option or the sale or other disposition of the shares of Common Stock purchased on exercise of an Incentive Stock Option.

     No holder of any Incentive Stock Option or his or her legal representatives, legatees or distributees, as the case may be, will be or will be deemed to be a holder of any shares covered by the Incentive Stock Option unless and until he or she has exercised the Incentive Stock Option as to such shares, paid for such shares in full and received certificates representing such shares.

     8.  Non-transferability of Incentive Stock Options. No Incentive Stock
         ----------------------------------------------
Option granted under the Plan shall be transferable otherwise than by will or by the laws of descent and distribution, and an Incentive Stock Option may be exercised during the lifetime of the employee to whom its granted only by him or her.

     9.  Termination of Employment. If the employment of an employee to whom an
         -------------------------
Incentive Stock Option has been granted terminates for any reason other than by death, the Incentive Stock Option holder may exercise his or her Incentive Stock Option (to the extent he or she was entitled to do so at the termination or employment) only at any time and from time to time within three (3) months after such termination, but in no event after the expiration of the Incentive Stock Option; provided, however, that if the employment of an employee to whom an Incentive Stock Option has been granted terminates due to the permanent and total disability of such employee, such employee may exercise his or her Incentive Stock Option (to the extent he or she was entitled to do so at the termination of employment) only at any time and from time to time within twelve
(12) months after such termination, but in no event after the expiration of the Incentive Stock Option. Incentive Stock Options granted under the Plan shall not be affected by any change of employment so long as the holder continues to be an employee of the Company. Nothing in the Plan or in any Stock Option granted under it shall confer any right to continue in the employ of the Company or interfere in any way with the right of the Company to terminate any employment at any time.

     10. Death of Holder of Incentive Stock Option.  In the event of the death
         -----------------------------------------
of the holder of an Incentive Stock Option under the Plan while he or she is employed by the Company or a subsidiary of the Company, the Incentive Stock Option theretofore granted to him or her may be exercised (to the extent the deceased was entitled to do so at the date of his or her death) at any time and from time to time within a period of three (3) months after death by the person or persons to whom the right under said Incentive Stock Option shall pass by will or the laws of descent and distribution, but in no event may such person or persons exercise the Incentive Stock Option after its expiration.

     11. Adjustments Upon Changes in Capitalization. Notwithstanding any other
         ------------------------------------------
provisions of the Plan, in the event of any change in the outstanding Common Stock of the Company by reason of a stock dividend, recapitalization, merger, consolidation, split-up, combination or exchange of shares, or the like, the aggregate number and class of shares available under the Plan and the number and class of shares subject to each outstanding Stock Option and the Stock Option prices shall be appropriately adjusted by the Board, whose determination shall be conclusive.

     12. Amendment and Termination.  Unless the Plan shall have been terminated
         -------------------------
as hereinafter provided, the Plan shall terminate on September 22, 2007 (ten years from adoption) and no Stock Option under it shall be granted thereafter. The Board at any time prior to that date may terminate the Plan, or make such changes in it and additions or amendments to it as the Board shall deem advisable; provided, however, that any change in or addition or amendment to the Plan which shall increase the aggregate number of shares of Common Stock of the Company which may be issued and sold upon the exercise of Incentive Stock Options granted pursuant to the Plan shall be subject to approval by the stockholders of the Company within twelve (12) months after its adoption or the same shall become null and void.

     No termination or amendment of the Plan may, without the consent of the holder of any Stock Option then outstanding, adversely affect the rights of such holder under the Stock Option.

     13. Stockholder Approval and Effectiveness of ISO Status.  The Incentive
         ----------------------------------------------------
Stock Option status of any option granted pursuant to this Plan is subject to approval of this Plan by the stockholders of the Company within one (1) year after the date of adoption of this Plan by the

Board of Directors of the Corporation. If such stockholder approval is not obtained, such previously granted Stock Option may, by its terms, be a non-ISO.

     14. Limitations on non-ISOs.  At the discretion of the Board of Directors,
         -----------------------
non-ISOs granted hereunder may contain some, all or none of the limitations described in Sections 5, 7, 8, 9 and 10, or other limitations.

     15. Intent and Interpretation.  It is the intent of this Plan to conform
         -------------------------
with the Section 16 Rules promulgated under Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Accordingly, this Plan shall be interpreted, to the maximum extent possible, so that options granted under the Plan to directors and officers of the Company shall be exempt from
Section 16(b) of the Exchange Act and that grants of Incentive Stock Options shall be issuable to eligible persons under the Plan.

                                  CORE, INC.

[Corporate Seal]                  By:  /s/ George C. Carpenter IV
                                       --------------------------
                                       George C. Carpenter IV
                                       Chairman and Chief Executive Officer



Dated: September 22, 1997




Exhibits:
--------
Form of ISO
Form of non-ISO

                                  CORE, INC.

                       INCENTIVE STOCK OPTION AGREEMENT
                       --------------------------------

     THIS INCENTIVE STOCK OPTION AGREEMENT is entered into by and between CORE, INC., a Massachusetts corporation (the "Company"), and )name( ("Optionee").

                              W I T N E S S E T H
                              - - - - - - - - - -

     WHEREAS, the Board of Directors of the Company have adopted and approved the 1997 Stock Option Plan (the "1977 Stock Option Plan"); and

     WHEREAS, the Company and Optionee desire to enter into this Agreement concerning the grant by the Company of Incentive Stock Options to Optionee, pursuant to the 1997 Stock Option Plan and Section 422 of the Internal Revenue Code of 1986, as amended;

     NOW, THEREFORE, in consideration of the covenants herein set forth, the parties agree as follows:

     1.   Shares; Price; Term.
          -------------------

     As of )date( (the "Grant Date"), the Company grants Optionee an option to purchase )###( shares of its Common Stock, par value $0.10 per share (the "Option Shares), at a price of )price( per share (which price is equal to the closing sale price as quoted on NASDAQ-NNM on )date prior to grant date() pursuant to the 1997 Stock Option Plan. Except for earlier termination events set forth in Sections 4 (concerning termination or employment) and 5, this option shall terminate entirely at the close of business on )date(.

     2.   Vesting.
          -------

     The Option Shares shall be 20% exercisable at grant and an additional 20% of the Option Shares shall become exercisable for each additional year of service Optionee renders to CORE, INC. or any of its affiliated corporations, after the Grant Date. No vesting shall occur after Optionee's termination of employment for any reason. Subject to earlier termination events and Optionee's continued employment, the Option Shares shall be exercisable according to the following schedule:

         Number               First Date        Last Date
         of Shares            of Exercise       of Exercise
         ---------            -----------       -----------
           ###       20%        #/#/##            #/#/##
           ###       20%        #/#/##            #/#/##
           ###       20%        #/#/##            #/#/##
           ###       20%        #/#/##            #/#/##
           ###       20%        #/#/##            #/#/##
           ---      ----
Total      ###      100%

     Notwithstanding the foregoing, this Option shall immediately become exercisable as to all shares then subject hereto in the event of a "Change in Control" (as hereinafter defined) of the Company.

     As used herein, a "Change in Control" of the Company shall be deemed to have occurred if:

     (i) there is a merger or consolidation of the Company in which the Company is not the continuing or surviving corporation;

     (ii) the Company sells substantially all its assets to a single purchaser or to a group of associated purchasers;

     (iii) at least two-thirds of the outstanding common stock of the Company is sold, exchanged or otherwise disposed of in one transaction or in a series of related transactions;

     (iv) any person or entity becomes directly or indirectly the owner or beneficial owner of 50% or more of the Company's outstanding stock;

     (v) individuals who at the date hereof constitute the Board of Directors of the Company cease to constitute a majority thereof, provided that
                                                                   -------------
            such change in the direct or indirect result of a proxy fight and contested election for positions on the Board; or

     (vi) the Board of Directors of the Company determines in its sole and absolute discretion that there has been a change in control of the Company.

     3.     Exercise.
            --------

     Optionee may exercise this Incentive Stock Option from time to time as herein provided, by delivery to the Company, as to each such exercise, at its principal office of (a) written notice of exercise of this Incentive Stock Option, stating the number of shares then being purchased hereunder; (b) a check or cash in the amount of the full purchase price of such shares; (c) a check or cash in the amount of federal, state and local withholding taxes, if any, required to be withheld and paid by the Company as a result of such exercise; and (d) such other documents or instruments as may be required by any then applicable federal or state laws or regulations, or regulatory agencies pertaining to this Incentive Stock Option, any exercise thereof and/or any offer, issue, sale or purchase of any shares covered by this Incentive Stock Option. Not less than one share may be purchased at one time. After the Company shall have received all of the foregoing, the Company shall proceed with reasonable promptness to issue the shares so purchased upon such exercise of the Incentive Stock Option; provided, however, that Optionee or any person or persons entitled to exercise this Option under Section 5 hereof shall not be or be deemed to be the record or beneficial owner of any such shares purchased upon any exercise of this Incentive Stock Option until and unless the stock certificate or certificates evidencing such shares actually shall have been issued. Except as provided in Sections 4 and 5 hereof, Optionee may exercise this Incentive Stock Option only if, on the date of exercise, he has been continuously in the employ of the Company since the Grant Date.

     4.   Termination of Employment.
          -------------------------

     Notwithstanding the provisions of Sections 1 and 3 hereof, if Optionee shall cease to be employed by CORE, INC. (including its subsidiaries) for any reason other than his or her death, Optionee may exercise this Incentive Stock Option (to the extent he or she was entitled to do so at the termination of his or her employment) at any time and from time to time within three (3) months after such termination, but in no event after the expiration of this Incentive Stock Option; provided, however, that if the employment of Optionee terminates due to the permanent and total disability of Optionee, Optionee may exercise this Incentive Stock Option (to the extent he or she was entitled to do so at the termination of his or her employment) only at any time and from time to time within twelve (12) months after such termination, but in no event after the expiration of this Incentive Stock Option. No provision of the 1997 Stock Option Plan or this Incentive Stock Option shall confer any right to continue in the employ of CORE, INC. or interfere in any way with the right of CORE, INC. to terminate any employment at any time.

     5.   Death of Optionee; No Assignment.
          --------------------------------

     This Incentive Stock Option shall not be assignable or transferable except by will or by the laws of descent and distribution and shall be exercisable during his or her lifetime only by Optionee. If Optionee shall die while in the employ of CORE, INC., his or her personal representative or the person entitled to succeed to Optionee's rights hereunder shall have the right, at any time and from time to time within three (3) months after the date of Optionee's death, and prior to the expiration or termination of this Incentive Stock Option pursuant to Section 1 hereof, to exercise this Incentive Stock Option to the extent that Optionee was entitled to exercise this Incentive Stock Option at the date of his or her death.

     6.   No Rights as Stockholder.
          ------------------------

     Optionee shall have no rights as stockholder with respect to the Common Stock covered by this Incentive Stock Option until the date of the issuance of a stock certificate or stock certificates. No adjustment will be made for dividends or other rights for which the record date (or if there is no record date established, then the date established for the distribution of such dividend or right) is prior to the date such stock certificates are issued.

     7.   Conditions of Resale.
          --------------------

     Optionee agrees to comply with all applicable federal and state securities laws and rules and regulations thereunder in connection with the resale by Optionee of any shares of Common Stock which shall have been received by Optionee upon exercise of this Option, and Optionee further agrees to comply with all requirements of the Company which may be reasonably imposed by the Company as conditions of such resale. The Company may, in its discretion, place a legend on stock certificates issued in connection with the exercise of this Incentive Stock Option in order to insure compliance with the Securities Act of 1933, as amended.

     The Company has no obligation to register the Option Shares on a registration statement with the Securities and Exchange Commission. Accordingly, notwithstanding the Company's status as a publicly-held corporation, the Option Shares may be restricted shares and not subject to resale without compliance with Rule 144 or other exemption. In general, Rule 144 requires a one-year holding period prior to sale of the shares of stock.

     8.   Certain Adjustments Upon Changes in Capitalization.
          --------------------------------------------------

     In the event of any change in the outstanding Common Stock of the Company by reason of a stock dividend, consolidation, split-up, combination or exchange of shares, or the like, the aggregate number and class of shares available under this Incentive Stock Option Agreement shall be appropriately adjusted by the Board of Directors whose determination shall be conclusive.

     9.   This Agreement Subject to 1997 Stock Option Plan.
          ------------------------------------------------

     This Agreement is made pursuant to all of the provisions of the 1997 Stock Option Plan (including the Rules and Regulations promulgated thereunder), and is intended, and shall be interpreted in a manner, to comply therewith. Any provision hereof inconsistent with the 1997 Stock Option Plan shall be superseded and governed by the 1997 Stock Option Plan. A copy of the 1997 Stock Option Plan is available from the Company upon Optionee's written request.

     10.  Miscellaneous.
          -------------

     (a)  Sections; Headings.  Sections and other headings are included herein
          ------------------
for reference purposes only and shall not be construed or interpreted as part of this Agreement.

     (b)  Gender; Plural.  Wherever and whenever the context of this Agreement
          --------------
shall so require, the masculine, feminine and neuter gender of any noun or pronoun shall include any or all of the other genders and the singular shall include the plural and the plural shall include the singular.

     (c)   Counterparts.  This Agreement may be executed in several
           ------------
counterparts, all of which shall constitute one and the same instrument.

     (d)   Incentive Stock Option Treatment.  Optionee understands that in order
           --------------------------------
to receive "Incentive Stock Option" treatment pursuant to Section 422 of the Internal Revenue Code of 1986, as amended, Optionee nay not dispose of the Common Stock which may be purchased hereunder within two years after the Grant Date, and must hold said Common Stock for at least one year after the date of exercise of the Incentive Stock Option described herein. For Incentive Stock Option treatment, the aggregate fair market value of the shares of Common Stock (determined as of the respective date or dates of grant) for which one or more options granted to Optionee under the Plan (or any other option Plan of the Company) may for the first time become exercisable as Incentive Options during any one calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the Employee holds two or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as Incentive Options shall be applied on the basis of the order in which such options are granted.

     (e)   Section 16 Rules.  It is the intent of this Option Agreement to
           ----------------
conform to the Section 16 Rules under the Securities and Exchange Act of 1934, without affecting the exempt status of the 1997 Stock Option Plan. Accordingly, this Option Agreement shall, to the maximum extent possible, be interpreted so that options granted under this Agreement shall be exempt from Section 16(b) of the Act.

     (f)   Stockholder Approval and Effectiveness of ISO Status.
           ----------------------------------------------------
Notwithstanding any other term or provision of this agreement, the Incentive Stock Options status of the options described in this agreement is subject to approval of the 1997 Stock Option Plan by the stockholders of the Company on or before September 22, 1998. If such stockholder approval is not obtained, the options granted under this Agreement shall be non-ISOs.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the _____________ day of ____________, )year(, to be effective )date(.

                                       CORE, INC.

                                       By:
                                            ------------------------------------
                                            George C. Carpenter IV
                                            Chairman and Chief Executive Officer


                                       Optionee:


                                            ------------------------------------

      THIS OPTION IS NOT, AND SHALL NOT BE TREATED AS AN INCENTIVE STOCK
       OPTION, AS DEFINED IN SECTION 422 OF THE INTERNAL REVENUE CODE OF
                               1986, AS AMENDED.

                                  CORE, INC.

                            STOCK OPTION AGREEMENT
                            ----------------------

     THIS STOCK OPTION AGREEMENT, is entered into by and between CORE, INC., a Massachusetts corporation (the "Company"), and )name( ("Optionee").

                              W I T N E S S E T H
                              - - - - - - - - - -

     WHEREAS, the Company and Optionee desire to enter into this Agreement concerning the grant by the Company of Stock Options to Optionee.

     NOW, THEREFORE, in consideration of the covenants herein set forth, the parties agree as follows:

     1.   Shares; Price; Term.
          -------------------

     As of )date(, (the "Grant Date"), the Company grants Optionee an option to purchase )###( shares of its Common Stock, par value $0.10 per share (the "Option Shares"), at a price of )price( per share (which price is equal to the closing sale price as quoted on NASDAQ-NNM on )date prior to grant date(). Except for earlier termination events set forth in Sections 4 (concerning termination of services) and 5, this option shall terminate entirely at the close of business on )date(.

     2.   Vesting.
          -------

     The Option Shares shall be 20% exercisable at grant and an additional 20% of the Option Shares shall become exercisable for each additional year of service Optionee renders to CORE, INC. or any of its affiliated corporations, after the Grant Date. No vesting shall occur after Optionee's termination of service for any reason. Subject to earlier termination events and Optionee's continued service the Option Shares shall be exercisable according to the following schedule:

         Number               First Date        Last Date
         of Shares            of Exercise       of Exercise
         ---------            -----------       -----------
           ###       20%        #/#/##            #/#/##
           ###       20%        #/#/##            #/#/##
           ###       20%        #/#/##            #/#/##
           ###       20%        #/#/##            #/#/##
           ###       20%        #/#/##            #/#/##
           ---      ----
Total      ###      100%

     Notwithstanding the foregoing, this Option shall immediately become exercisable as to all shares then subject hereto in the event of a "Change in Control" (as hereinafter defined) of the Company.

     As used herein, a "Change in Control" of the Company shall be deemed to have occurred if:

     (i) there is a merger or consolidation of the Company in which the Company is not the continuing or surviving corporation;

     (ii) the Company sells substantially all its assets to a single purchaser or to a group of associated purchasers;

     (iii) at least two-thirds of the outstanding common stock of the Company is sold, exchanged or otherwise disposed of in one transaction or in a series of related transactions;

     (iv) any person or entity becomes directly or indirectly the owner or beneficial owner of 50% or more of the Company's outstanding stock;

     (v) individuals who at the date hereof constitute the Board of Directors of the Company cease to constitute a majority thereof, provided that
                                                                  -------------
           such change is the direct or indirect result of a proxy fight and contested election for positions on the Board; or

     (vi) the Board of Directors of the Company determines in its sole and absolute discretion that there has been a change in control of the Company.

     3.      Exercise.
             ---------

     Optionee may exercise this Stock Option from time to time as hereinabove provided, by delivery to the Company, as to each such exercise, at its principal office of (a) written notice of exercise of this Stock Option, stating the number of shares then being purchased hereunder; (b) a check or cash in the amount of the full purchase price of such shares; (c) a check or cash in the amount of federal, state and local withholding taxes, if any, required to be withheld and paid by the Company as a result of such exercise; and (d) such other documents or instruments as may be required by any then applicable federal or state laws or regulations, or regulatory agencies pertaining to this Stock Option, any exercise thereof and/or any offer, issue, sale or purchase of any shares covered by this Stock Option. Not less than one share may be purchased at one time. After the Company shall have received all of the foregoing, the Company shall proceed with reasonable promptness to issue the shares so purchased upon such exercise of the Stock Option; provided, however, that Optionee or any person or persons entitled to exercise this Option under Section 5 hereof shall not be or be deemed to be the record or beneficial owner of any such shares purchased upon any exercise of this Stock Option until and unless the stock certificate or certificates evidencing such shares actually shall have been issued. Except as provided in Sections 4 and 5 hereof, Optionee may exercise this Stock Option only if, on the date of exercise, he has been continuously rendering services to the Company since the Grant Date.

     4.   Termination of Employment.
          -------------------------

     Notwithstanding the provisions of Sections 1 and 3 hereof, if Optionee shall cease to render services to CORE, INC. for any reason other than his or her death, Optionee may exercise this Stock Option (to the extent he or she was entitled to do so at the termination of his or her services) at any time and from time to time within three (3) months after such termination, but in no event after the expiration of this Stock Option; provided, however, that if the termination of Optionee's services is due to the permanent and total disability of Optionee, Optionee may exercise this Stock Option (to the extent he or she was entitled to do so at the termination of his or her services) only at any time and from time to time within twelve (12) months after such termination, but in no event after expiration of this Stock Option. No provision of this Stock Option shall confer any right to continue to render services to CORE, INC. or interfere in any way with the right of CORE, INC. to terminate any services of Optionee at any time.

     5.   Death of Optionee; No Assignment.
          --------------------------------

     This Stock Option shall not be assignable or transferable except by will or by the laws of descent and distribution and shall be exercisable during his or her lifetime only by Optionee. If Optionee shall die while rendering services to CORE, INC., his or her personal representative or the person entitled to succeed to Optionee's rights hereunder shall have the right, at any time and from time to time within three (3) months after the date of Optionee's death, and prior to the expiration or termination of this Stock Option pursuant to Section 1 hereof, to exercise this Stock Option to the extent that Optionee was entitled to exercise this Stock Option at the date of death.

     6.   No Rights as Stockholder.
          ------------------------

     Optionee shall have no rights as stockholder with respect to the Common Stock covered by this Stock Option until the date of the issuance of a stock certificate or stock certificates. No adjustment will be made for dividends or other rights for which the record date (or if there is no record date established, then the date established for the distribution of such dividend or right) is prior to the date such stock certificates are issued.

     7.   Conditions of Resale.
          --------------------

     Optionee agrees to comply with all applicable federal and state securities laws and rules and regulations thereunder in connection with the resale by Optionee of any shares of Common Stock which have been received by Optionee upon exercise of this Option, and Optionee further agrees to comply with all requirements of the

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

Company which may be reasonably imposed by the Company as conditions of such resale. The Company may, in its discretion, place a legend on stock certificates issued in connection with the exercise of this Secok Option in order to insure compliance with the Securities Act of 1933, as amended.

     The Company has no obligation to register the Option Shares on a registration statement with the Securities and Exchange Commission.
Accordingly, notwithstanding the Company's status as a publicly-held corporation, the Option Shares may be restricted shares and not subject to resale without compliance with Rule 144 or other exemption. In general, Rule 144 requires a one-year holding period prior to sale of the restricted shares of stock.

     8.   Certain Adjustments Upon Changes in Capitalization.
          --------------------------------------------------

     In the event of any change in the outstanding Common Stock of the Company by reason of a stock dividend, consolidation, split-up, combination or exchange of shares, or the like, the aggregate number and class of shares available under this Stock Option Agreement shall be appropriately adjusted by the Board of Directors whose determination shall be conclusive.

     9.   This Agreement Subject to 1997 Stock Option Plan.
          ------------------------------------------------

     This Agreement is made pursuant to all of the provisions of the 1997 Stock Option Plan (including the Rules and Regulations promulgated thereunder), and is intended, and shall be interpreted in a manner, to comply therewith. Any provision hereof inconsistent with the 1997 Stock Option Plan shall be superseded and governed by the 1997 Stock Option Plan. A copy of the 1997 Stock Option Plan is available from the Company upon Optionee's written request.

     10.  Miscellaneous.
          -------------

     (a)  Sections; Headings.  Sections and other headings are included herein
          ------------------
for reference purposes only and shall not be construed or interpreted as part of this Agreement.

     (b)  Gender; Plural.  Wherever and whenever the context of this Agreement
          --------------
shall so require, the masculine, feminine and neuter gender of any noun or pronoun shall include any or all of the other genders and the singular shall include the plural and the plural shall include the singular.

     (c)  Counterparts.  This Agreement may be executed in several counterparts,
          ------------
all of which shall constitute one and the same instrument.

     (d)  Not an Incentive Stock Option.  Optionee understands that this Stock
          -----------------------------
Option will not be treated as an "Incentive Stock Option" pursuant to Section 422 of the Internal Revenue Code of 1986.

     (e)  Section 16 Rules.  It is the intent of this Option Agreement to
          ----------------
conform with the Section 16 Rules under the Securities and Exchange Act of 1934, without affecting the exempt status of the CORE, INC. 1997 Stock Option Plan. Accordingly, this Option Agreement shall, to the maximum extent possible, be interpreted so that options granted under this Agreement shall be exempt from
Section 16(b) of the Act.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the _________ day of _____, (year), to be effective (date).


                                  CORE, INC.

                                  By:
                                     ------------------------------------
                                     George C. Carpenter IV
                                     Chairman and Chief Executive Officer


                                  Optionee:


                                     ------------------------------------






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